Contract of Guarantee

Contract No.: [     ]

Guarantor (Party A): Xu Ke Cheng

Domicile: Changxing           Zip Code: 313100

Identification Number: 330522196208244514

Tel.: [05726320688]                                                                                   Facsimile: [05726011036]

Lender (Party B): CITIC Trust Co., Ltd.

Domicile: 13/F Jingcheng Plaza Xinyuan South Road 6, Chaoyang Dist., Beijing   Zip Code: 100004

Legal Representative: JU Weimin

Opening Financial Institution: [Zhejiang Branch, Bank of China]

Bank Account No.: [800139424008027001]

Tel.: [010-84861065]                                                                                  Facsimile: [010-84861856]

In order to ensure the performance of the Trust Loan Contract entered into by and between [Changxing Chisen Electric Co., Ltd.] (hereinafter “Borrower”) and Party B with the number [P2009M17ZJZH00012F14-0081-1, P2009M17ZJZH00012F14-0081-2] (hereinafter the “Master Contract”) and guarantee the fulfillment of the Lender’s right of Party B, Party A is willing to provide guarantee for the debts of Borrower under the Master Contract. Party A and Party B hereby agree as follows through negotiations for mutual compliance.

Article 1 Basics of the Principal Lender’s Rights

The guaranteed lender right are all the lender right in Trust Loan Contract number [P2009M17ZJZH00012F14-0081-1, P2009M17ZJZH00012F14-0081-2]

Article 2 Scope of Guarantee

The scope of guarantee herein is [all the debts under the Master Contract, including, but not limited to, all the principal, the interest (including the compound interest and penalty interest), liquidated damage, damages, other amount that Borrower shall pay to Party B (including, but not limited to, the related handling charge, communication fee, miscellaneous fees, etc.), the fees incurred to Party B arising from the fulfillment of the Lender’s right and guarantee right (including, but not limited to, litigation fees, arbitration fees, fees for preservation of properties, travelling expenses, enforcement fees, appraisal fees, auction fees, public notarization fees, service fees, public announcement fees and attorney’s fees).

Article3 Modes of Guarantee

The guarantee provided by Party A hereunder shall be a guarantee with the joint and several liabilities.

Article 4 Term of Guarantee

The Term of Guarantee hereunder shall be two years as from the effectiveness date of this Contract until the expiration date of the term for fulfilling the debt under the Master Contract. Where the term of the debt is extended, subject to the consent of Guarantor, the Term of Guarantee shall last for the two years as from the expiration date of the term for fulfilling the debt as stipulated in the extension agreement. Provided that Party B announces to advance the maturity of the debt pursuant to the Master Contract, the Term of Guarantee shall last for the two years as from the date of the earlier maturity of the debt announced by Party B. In the event that the debt under the Master Contract is fulfilled on installments, then with respect to each debt, the Term of Guarantee shall be two years as from the expiration date of the term for fulfilling the last debt.

Article 5 Independence of the Guarantee Contract

The validity of this Contract is independent from the Master Contract. Failure of the Master Contract to be established or effective or invalidity, partial invalidity or revocation or rescission thereof shall not affect the effectiveness of this Contract. If the Master Contract is determined as not established or effective, invalid or partially invalid, or revoked or rescinded, Party A shall be jointly and severally liable for the debts arising from Borrower returning the property or compensating the losses.

Provided that any clause hereof or part of the contents thereof becomes or will become invalid, such invalid clause or part shall not affect the validity of this Contract, other clauses hereof or other contents of this clause.

Article 6 Change of the Master Contract

6.1 If Party B and the Borrower agree to modify the clauses of the Master Contract (including but not limited to the change to the currency of repayment, repayment method, loan bank account number, repayment bank account number, plan of using the loan, date of commencing the interest, date of ending the interest, change to the starting date and the ending date of the debt fulfillment term without extending the term for fulfilling the debt), Party A agrees to hold a joint and several liability for the changed debt under the Master Contract, without separate consent of Party A.

Notwithstanding the foregoing, without the prior consent of Party A, where Party B and Borrower agree to extend the term for fulfilling the debt or increase the principal of the Lender’s right, Party A shall only be jointly and severally liable, pursuant to this Contract, for the debt under the Master Contract that has not been changed.

6.2 The guarantee liabilities of Party A shall not be mitigated or exempted due to any one of the following events:

(1)  Restructuring, consolidation, merger, division, increase or decrease of the registered capital, joint venture, joint operation, change of the name of Party B or Borrower;

(2)  Party B entrusts a third party to fulfill its obligations under the Master Contract.

6.3 Where the transfer of Lender’s rights or debts under the Master Contract is ineffective, invalid, revoked or rescinded, Party A shall still undertake a joint and several guarantee liability to Party B as specified herein.

6.4 Where Party A fully transfers the debts under the Master Contract to a third party, it shall inform Party A in writing immediately when the Lender’s right transfer contract is entered into.

Article 7 Responsibility of Guarantee

7.1 If the debts under the Master Contract matures or Party B announces the debts to be mature in advance pursuant to the provisions of the Master Contract or the law, where Borrower fails to fully repay the debts on time or Borrower violates other provisions of the Master Contract, Party A shall immediately undertake the guarantee liability within the Scope of Guarantee.

7.2 No matter whether Party B has other guarantee for the debts under the Master Contract (including but not limited to such guarantee modes: guarantee, mortgage, pledge, letter of guarantee or standby letter of credit), no matter when it is established, whether it is valid, whether Party B files a claim against other guarantors, whether a third party agrees to undertake the whole or partial debts under the Master Contract, or whether other guarantee is provided by Borrower itself, the guarantee liability of Party A hereunder shall not be mitigated or exempted, Party B may directly require Party A to undertake the guarantee liability within its scope of guarantee as stipulated herein and Party A shall not raise any objection.

7.3 In the event that Party A only provides the guarantee for the partial debt under the Master Contract, Party A agrees that, even if the debt under the Master Contract is partially discharged due to the settlement of Borrower, Party B’s fulfillment of other guarantee right or for any other reason, Party A shall still undertake the guarantee liability for the debt that is not discharged within the scope of the guarantee pursuant to this Contract.

7.4 Provided that Party A only provides the guarantee for the partial debt under the Master Contract, and the debt under the Master Contract fails to be fully settled after Party A undertakes the guarantee liability, Party A undertakes that, its claims to the right of subrogation or the right to seek compensation (including the advance exercise) against other borrower or guarantor shall not cause any harm to the interest of Party B and agrees that the settlement of the debts under the Master Contract is superior to the fulfillment of Party A’s right of subrogation or the right to seek compensation.

To be more specific, prior to the full settlement of Party B’s Lender’s rights:

(1) Party A agrees not to claim for the right of subrogation or the right to seek compensation against other borrower or guarantor; if for any reason whatsoever, Party A fulfils the above rights, the amount it obtains shall be first used to settle the outstanding Lender’s right of Party B;

(2) Provided that the debts under the Master Contract has a security for things, Party A agrees not to file any claim for the security thing or the amount obtained from the disposal thereof, which shall be first used to settle the outstanding Lender’s right of Party B;

(3) Provided that Borrower or other guarantor provides counter-guarantee for Party A, the amount that Party A obtains based on the above counter-guarantee shall be first used to settle the outstanding Lender’s right of Party B.

7.5 Party A has been fully aware of the interest rate risks. Provided that Party B adjusts the interest rate level, the method of calculating or settling the interests pursuant to the provisions of the Master Contract or the change to the interest policy of the State, which results in the increase of the interest, penalty interest or compound interest that Borrower shall repay, Party A shall be jointly and severally liable for the increased part.

Article 8 Other Obligations of Party A

8.1 Party A shall supervise the use of the loan by Borrower (including the purposes), and accept the supervision of Party B on the capital, property and operation status of Party A, provide such information, documents and materials as the financial statements according to the request of Party B and ensure its accuracy, authenticity, integrity and validity thereof. Without the written consent of Party B, Party A shall not provide guarantee for a third party that is beyond its capacity;

8.2 The occurrence of change of nationality, change of address, change of marriage situation, suffer major diseases, suffer administrative or criminal penalties, involve in significant civil law disputes, financial deterioration, unable to perform the normal duties, or losing or probably losing the guarantee capacity for any reason, Party A shall immediately inform Party B in writing and carry out the undertaking, transfer or commitment of the guarantee liability hereunder or provide a new guarantee for the performance of the Master Contract to be acknowledged by Party B.

8.3 Party A should provide legal document that can prove its identity to party B. If there is any change for those documents, it should provide written notification and changed documents to party B after the change.

8.4 For the company which party A act as a holding share holder or actual controller; when having merge, discrete, change of share holding, change of capital, joint venture or co-operate certain situation; party A should notify party B in time.

8.5 Within the term of this Contract, in the event that Party A provides any other form of guarantee for a third party, it shall not damage the interest of Party B; without the written consent of Party B, Party A shall not provided a guarantee to a third party beyond its capacity.

Article 9 Representation and Warranty of Party A

Party A makes the following representation and warranty to Party B:

9.1. Guarantor has the full civil legal capacity and civil conduct capacity; Party A fulfil to sign and carry out  the obligation under legal, administration rules and regulation.

9.2 Party A acknowledges that it is fully aware of the status of Borrower’s assets, debts, operation, credit and credibility.

9.3. Any and all the documents and materials provided by Guarantor A to Lender are accurate, authentic, complete and valid;

9.4 Apart from the circumstances disclosed to Party B in writing, Party A fails to conceal any event, already happened or bound to happen, that may result in the obvious deterioration or loss of the guarantee capacity.

9.5 No matter whether Party A has already or will enter into a counter-guarantee agreement or an agreement alike with the Borrower under the Master Contract or other guarantee, such agreement will not damage, by law or in fact, any right and interest of Party B under this Contract.

9.6 Party A agrees Party B to inquire about the credit status of Party A in the credit database established under the approval of the People’s Bank of China or credit competent authority or inquire the related entity or department and agrees Party B to provide Party A’s information to the credit database established under the approval of the People’s Bank of China or credit competent authority. Party A further agrees that Party B may reasonably use or disclose Party A’s information as required for the business needs.

9.7 With respect to the defaults of Party A, Party B shall be entitled to notify the related department or entity and to make public announcements for collection through the news media.

9.8 Party A has fully understood and agreed to all the clauses of the Master Contract and is voluntarily willing to provide the guarantee for the Borrower of the Master Contract and the meaning thereof under this Contract is true.

Article 10 Liability for Breach of Contract

10.1 In the event that Party A violates any provision of this Contract or any statutory obligation, or states, expressly or by its activities, that it fails to perform any obligation hereunder, or any representation or warranty in Article 9 hereof is untrue, inaccurate, complete or misleading, Party B may inform Party A to rectify its breach in writing. In the event that Party A fails to rectify such breaches within [5] working days as from the date that Party B sends the above notice, Party A shall be entitled to exercise the following right, together or separately:

(1) to require Party A to rectify the breaches within the specified time limit;

(2) to require Party A to provide new guarantee;

(3) to require Party A to compensate the loss;

(4) other remedies allowable by the law.

Because Party A’s breach of this Contract results in the economic losses exceeding the liquidated damages, Party A shall pay the damages to Party B with respect to the exceeded part.

10.2 If this Contract is held invalid due to Party A’s fault, Party A shall compensate all the losses of Party B within the scope of guarantee.

10.3 Within the term of this Contract, in case of any of the following circumstances, Party B shall be entitled to request Party A to undertake the guarantee liability or take the corresponding legal measures against Party A, Party A’s property or the property right of Party A:

(1) Where the term for fulfilling the debt under the Master Contract expires, or the debt under the Master Contract matures in advance pursuant to the provisions of the law and regulation or the Master Contract or as agreed by the parties to the Master Contract, Party B has not obtained the settlement;

(2) In the event that a situation as specified in Article 8.2 occurs to Party A, Party A fails to fulfill the assumption, transfer or success of the guarantee liability under this Contract pursuant to the request of Party B or fails to provide a new guarantee for the performance of the Master Contract that is approved by Party B.

Article 11 Applicable Law and Settlement of Dispute

11.1 This Contract shall be governed by and construed in accordance with the law of the People’s Republic of China.

11.2 Any dispute arising from the performance of this Contract may be settled through negotiations, failing which, it shall be resolved in the following way: Either of the Parties may bring a lawsuit before the People’s court at Party B’s location.

Article 12 Miscellaneous

12.1 Reservations of Rights

Party B’s rights hereunder shall not affect and exclude any other rights it shall be entitled to pursuant to the laws, regulations and other contracts. Any tolerance, grace for any default or delay, or preference or suspension in exercising any right hereunder shall not be deemed as a waiver of the rights and interests hereunder or permission or approval of any breaches, nor shall it affect, prevent or obstruct continuous exercise of such right or any other right or result in Party B’s assumption of obligations and responsibilities to Party A.

In the event that Party B fails to or delays in exercising any right under the Master Contract or fails to exhaust any remedy under the Master Contract, the guarantee responsibility of Party A hereunder shall not be mitigated or exempted. However, provided that Party B exempts the debts under the Master Contract, the guarantee responsibility of Party A hereunder shall be mitigated or exempted accordingly.

12.2 Dissolution or Bankruptcy of Borrower

Where Party A knows that Borrower enters into dissolution or bankruptcy procedure, Party A shall inform Party B to file claims.

Notwithstanding the provision of the second paragraph of Article 13.1, during the bankruptcy procedure of Borrower, in the event that Party B enters into a reconciliation agreement with Borrower or agrees to the re-construction plan, Party B’s rights hereunder shall not be damaged due to the reconciliation agreement or re-construction plan and the guarantee responsibility of Party A shall not be mitigated or exempted. Party A shall not use the conditions as stipulated in the reconciliation agreement or reconstruction plan to oppose the rights and claims of Party B. With respect to the part of the Lender’s rights that Party B makes compromises to Borrower in the reconciliation agreement or the re-construction plan and hence is not settled, Party B shall still be entitled to request Party A to continuously settle.

12.3 Notice

(1) unless otherwise specified herein, any notice hereunder between the Parties may be served to the following addresses via [facsimile, mail, express mail or other means as agreed by the Parties]:

 (2) In case of any change to the correspondence address or contact means of either of the Parties, it shall promptly inform the other in writing. Any losses caused by failure to make such notification shall be solely undertaken by the Party that changes the correspondence address or contact means.

12.4 This Contract shall come into effective when it is signed/stamped by the legal representative of both Party A and Party B (person in charge) together with the company’s seal being affixed onto it.

12.5 With respect to those uncovered in this Contract, Party A and Party B shall separately enter into a written agreement as the appendix hereto. Any appendix, amendment or supplement hereto shall be integral part of this Contract and have the equal legal binding force to this Contract.

12.6 This Contract is in quadruplicate, with each party retain 2 copies, and the remaining shall be used for going through the related procedures.

12.7 Party A has already read all the clauses of this Contract. Upon Party A’s request, Party B has already explained the relevant clauses of this Contract. Party A is completely aware of and fully understands the meaning and the corresponding legal consequences of the clauses of this Contract.

In case of any discrepancy between the provision of this clause and those of other provisions, this clause shall prevail.

(The remaining of this page is intentionally left blank)

(Signature page for the Guarantee Contract)

Party A:   Xu Ke Cheng

     Xu Ke Cheng(signature)

MM/DD/YY

Party B: CITIC Trust Co., Ltd. (Company’s seal)

Legal Representative (or Authorized Agent):

   JU Weimin               (signature)

MM/DD/YY

G003

保证合同

合同编号：【 】

保证人（甲方）：【徐克成】
住所：【浙江省长兴县】 邮政编码：【313100】
证件名称及号码：【身份证 330522196208244514】
电话：【05726035555】 传真：【05726236699】

债权人（乙方）：中信信托有限责任公司
住所：北京市朝阳区新源南路6号京城大厦1 3层 邮政编码：100004
法定代表人：居伟民
开户金融机构：【中国银行浙江省分行】
账号：【800139424008027001】
电话：【010-84861065】 传真：【010-84861856】

鉴于：

为确保【长兴昌盛电气有限公司】（以下称"债务人"）与乙方签订的编号为【P2009M17SZJZH0001JF14-0081-1 P2009M17SZJZH0001JF14-0081-2】的《信托贷款合同》（以下称"主合同"）的履行，保障乙方债权的实现，甲方愿意为债务人在主合同项下的债务提供保证。甲乙双方经协商一致，订立本合同，以便共同遵守。

第一条 主债权的基本情况

担保主债权为第[P2009M17SZJZH0001JF14-0081-1 P2009M17SZJZH0001JF14-0081-2]号《信托贷款合同》规定的【全部】债权。

第二条 保证范围

本合同的保证范围为主合同项下全部债务，包括但不限于全部本金、利息（包括复利和罚息）、违约金、赔偿金、债务人应向乙方支付的其他款项（包括但不限于有关手续费、电讯费、杂费等）、乙方实现债权与担保权利而发生的费用（包括但不限于诉讼费、仲裁费、财产保全费、差旅费、执行费、评估费、拍卖费、公证费、送达费、公告费、律师费等）"。

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第三条　保证方式

甲方在本合同项下提供的保证为连带责任保证。

第四条　保证期间

自本合同生效之日起至主合同项下债务履行期限届满之日后两年止。甲方同意债务展期的，经保证人同意，保证期间至展期协议重新约定的债务履行期限届满之日后两年止。若乙方根据主合同约定，宣布债务提前到期的，保证期间至乙方宣布的债务提前到期日后两年止。如果主合同项下的债务分期履行，则对每期债务而言，保证期间均至最后一期债务履行期限届满之日后两年止。

第五条 保证合同的独立性

本合同的效力独立于主合同，主合同不成立、不生效、无效、部分无效或被撤销、被解除并不影响本合同的效力。如主合同被确认为不成立、不生效、无效、部分无效或被撤销、被解除，则甲方对于债务人因返还财产或赔偿损失而形成的债务也承担连带责任。

如本合同的某条款或某条款的部分内容现在是或将来成为无效，该无效条款或该无效部分并不影响本合同及本合同其它条款或该条款其它内容的有效性。

第六条　主合同变更

6.1　如果乙方与债务人协议变更主合同条款（包括但不限于变更偿还币种、还款方式、贷款账号、还款账号、用款计划、还款计划、起息日、结息日、在债务履行期限不延长的情况下债务履行期限的起始日或截止日变更），甲方同意对变更后的主合同项下债务承担连带保证责任，无须另行取得甲方同意。

但未经甲方事先同意，乙方与债务人协议延长债务履行期限或增加债权本金金额的，甲方仅依照本合同的约定对变更前的主合同项下债务承担连带保证责任。

6.2　甲方的保证责任不因出现下列任一情况而减免：

（1）乙方或债务人发生改制、合并、兼并、分立、增减资本、合资、联营、更名等情形；

（2）乙方委托第三方履行其在主合同项下的义务。

6.3　主合同项下债权或债务的转移行为未生效、无效、被撤销、被解除，甲方仍按照本合同对乙方承担连带保证责任。

6.4　乙方将主合同项下的全部债权转让第三人时，应在债权转让合同签订后及时

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书面通知甲方。

第七条 保证责任

7.1 如果主合同项下债务到期或者乙方根据主合同的约定或法律规定宣布债务提前到期，债务人未按时足额履行，或者债务人违反主合同的其他约定，甲方应在保证范围内立即承担保证责任。

7.2 无论乙方对主合同项下的债权是否拥有其他担保（包括但不限于保证、抵押、质押、保函、备用信用证等担保方式），不论上述其他担保何时成立、是否有效、乙方是否向其他担保人提出权利主张，也不论是否有第三方同意承担主合同项下的全部或部分债务，也不论其他担保是否由债务人自己所提供，甲方在本合同项下的保证责任均不因此减免，乙方均可直接要求甲方依照本合同约定在其保证范围内承担保证责任。

7.3 如果甲方只对主合同项下的部分债务提供保证，则甲方同意，即使因债务人清偿、乙方实现其他担保权利或任何其他原因导致主合同项下的债务部分消灭，甲方仍应按照本合同的约定在保证范围内对尚未消灭的债务承担保证责任。

7.4 如果甲方只对主合同项下的部分债务提供保证，在其承担保证责任后主合同项下的债务仍未获完全清偿，则甲方承诺，其向债务人或其他担保人主张（包括预先行使）代位权或追偿权，不应使乙方利益受到任何损害，并同意主合同项下债务的清偿优先于甲方代位权或追偿权的实现。

具体而言，在乙方债权未被全部清偿前：

（1）甲方同意不向债务人或其他担保人主张代位权或追偿权；如因任何原因，甲方实现了上述权利，则应将所获款项优先用于清偿乙方尚未获偿的债权；

（2）主合同项下的债务如有物权的担保，甲方同意不以行使代位权为由或任何其他原因对该担保物或其处分后所得价款提出权利主张，上述担保物权及所得价款应优先用于清偿乙方尚未获偿的债权；

（3）若债务人或其他担保人为甲方提供了反担保，则甲方基于上述反担保而获得的款项应优先用于清偿乙方尚未获偿的债权。

7.5 甲方已充分认识到利率风险。如果乙方根据主合同的约定或者国家的利率政策变化而调整利率水平、计息或结息方式，导致债务人应偿还的利息、罚息、复利增加的，对增加部分，甲方也承担连带保证责任。

第八条 甲方的其他义务

8.1 甲方应对债务人借款使用情况（包括用途）进行监督，并接受乙方对甲方资

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金、财产和经营状况的监督，根据乙方的要求提供财务报表等有关信息、文件、资料，并保证其准确、真实、完整与有效。

8.2 甲方发生国籍变更、住所地变更、婚姻情况变动、重大疾病、受到行政或刑事处罚、涉及重大民事法律纠纷、财务状况恶化，或者因任何原因丧失、减低，或可能丧失、降低担保能力，应立即书面通知乙方，并按照乙方要求落实本合同项下保证责任的承担、转移或承继，或者为主合同的履行提供令乙方满意的新担保。

8.3 甲方应向乙方提供真实有效的能够证明其合法身份的法律文件，该等文件发生变更时，应当在变更后及时书面通知乙方，并附变更后的相关材料。

8.4 甲方作为控股股东或实际控制人的企业发生合并、分立、股权变动、增减资本、合资、联营等情形，甲方应及时通知乙方.

8.5 在本合同有效期内，甲方如再向第三方提供任何形式的担保，均不得损害乙方的利益；未经乙方书面同意，甲方不得向第三方提供超出其自身负担能力的担保。

第九条 甲方的声明与承诺

甲方向乙方作出如下的声明与承诺:

9.1 甲方具备担当保证人的合法资格，甲方签署与履行本合同项下的义务符合法律、行政法规、规章的规定。

9.2 甲方确认自己对债务人的资产、债务、经营、信用、信誉等情况、是否具备签订主合同的主体资格和权限以及主合同的所有内容已经充分了解。

9.3 甲方为本合同项下义务而向乙方提供的所有文件、资料、报表和凭证等是准确、真实、完整和有效的。

9.4 除已书面向乙方披露的情况之外，甲方未隐瞒任何已发生或即将发生的可能导致保证能力明显下降或丧失的事件。

9.5 不论甲方已经或将与主合同项下的债务人或其他担保人签订反担保协议或类似协议，该协议在法律上或事实上将不会损害乙方在本合同项下的任何权利和利益。

9.6 甲方同意乙方向中国人民银行及信贷征信主管部门批准建立的信用数据库或有关单位、部门查询甲方的信用状况，并同意乙方将甲方信息提供给中国人民银行及信贷征信主管部门批准建立的信用数据库。甲方并同意，乙方为业务需要也可以合理使用并披露甲方信息。

9.7 对甲方的违约情形，乙方有权向有关部门或单位予以通报，有权通过新闻媒

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体进行公告。

9.8　甲方充分了解并同意主合同的全部条款，自愿为主合同债务人提供担保，其在本合同项下的全部意思表示是真实的。

第十条　违约责任

10.1　甲方违反本合同任一约定或违反任何法定义务，或明确表示或以其行为表明将不履行本合同项下的任一义务的，或甲方在本合同第九条中的声明与承诺为不真实、不准确、不完整或故意使人误解，乙方可书面通知甲方纠正其违约行为，如果甲方于乙方发出上述通知之日起【5】个工作日内仍未对违约行为予以纠正，则乙方有权单独或一并行使下述权利：

（1）要求甲方限期纠正违约行为；

（2）要求甲方提供新的担保；

（3）要求甲方赔偿损失；

（4）法律许可的其他救济措施。

因甲方违约给乙方造成经济损失超过违约金的，甲方应就超过部分向乙方支付损害赔偿金。

10.2　如因甲方过错造成本合同无效的，甲方应在保证范围内赔偿乙方全部损失。

10.3　在本合同有效期内，发生下列情形之一的，乙方有权要求甲方承担保证责任或对甲方或甲方财产或财产权利采取相应的法律措施：

（1）主合同债务履行期限届满，或法律、法规规定或主合同的约定或者主合同双方协议主合同债务提前到期，而乙方未受清偿的；

（2）甲方出现第 8.2 款情形，未按照乙方要求落实本合同项下保证责任的承担、转移或承继，或者为主合同的履行提供乙方认可的新担保。

第十一条　法律适用及争议的解决

11.1　本合同适用中华人民共和国法律。

11.2　本合同在履行过程中发生争议，可以通过协商解决，协商不成，按以下方式解决：

“任何一方均可向乙方所在地有管辖权的人民法院起诉”.

第十二条　其他条款

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12.1 权利保留

乙方在本合同项下的权利并不影响和排除其根据法律、法规和其它合同所享有的任何权利。任何对违约或延误行为施以任何宽容、宽限、优惠或延缓行使本合同项下的任何权利，均不能视为对本合同项下权利、权益的放弃或对任何违反本合同行为的许可或认可，也不影响、阻止和妨碍对该权利的继续行使或对其任何其它权利的行使，也不因此导致乙方对甲方承担义务和责任。

即使乙方不行使或延缓行使主合同项下的任何权利或未用尽主合同项下的任何救济，甲方在本合同项下的保证责任并不因此减免，但是乙方若减免主合同项下债务，甲方在本合同项下的保证责任相应减免。

12.2 债务人解散或破产

甲方知道债务人进入解散或破产程序后，应当立即通知乙方申报债权，同时自己可以及时参加解散或破产程序，预先行使追偿权。

尽管有第12.1款第二项的约定，在债务人破产程序中，如果乙方与债务人达成和解协议，或者同意重整计划，本合同项下乙方的权利不因和解协议或重整计划而受到损害，甲方的保证责任不予以减免。甲方不得以和解协议、重整计划规定的条件对抗乙方的权利主张。乙方在和解协议、重整计划中对债务人作出让步而未能获得清偿的债权部分，仍有权要求甲方继续予以清偿。

12.3 通知事项

（1）除非本合同另有约定，本合同项下双方之间的一切通知均可通过【传真、邮递、快递，或双方同意的其他方式】送达双方在本合同首页所列地址。

（2）一方的通讯地址或联系方式如发生变动，应立即书面通知对方，因未及时通知而造成的损失由通讯地址或联系方式变动方自行承担。

12.4 本合同自甲方、乙方法定代表人（负责人）或授权代理人签字并加盖公章后生效。

12.5 本合同未尽事宜，甲乙双方可另行达成书面协议，作为本合同附件。本合同的任何附件、修改或补充均构成本合同不可分割的组成部分，与本合同具有同等法律效力。

12.6 本合同正本一式【4】份，甲、乙双方各执一份，其余用于办理相关手续。

12.7 甲方已阅读本合同所有条款。应甲方要求，乙方已经就本合同做了相应的条款说明。甲方对本合同条款的含义及相应的法律后果已全部通晓并充分理解。

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《保证合同》签署页（本页无正文）

甲方(或授权代理人)：

徐诚 （签字）

年 月 日

乙方：中信信托有限责任公司（公章）

法定代表人(或授权代理人)：

（签字）

年 月 日

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